                                                           REDACTED EXHIBIT 10.4

--------------------------------------------------------------------------------
Customer Name                                           Service Period

Artist Direct                                           Twelve (12) months
--------------------------------------------------------------------------------

1.  INITIAL CONTRACT TERM, SERVICE PERIOD, AND BILLING

The Initial Contract Term begins on the Effective Date and, if applicable, ends on the anniversary of the Implementation Date (as defined below) unless terminated earlier in accordance with the provisions hereof. Charges for customer's early cancellation of service are set forth on the Price Sheet. After the Initial Contract Term, this Attachment shall continue in effect until terminated as set forth in the AT&T Web Site Services Attachment to which this Attachment is appended; provided, however, that in the case of Collocated Web Services (as defined below), this Attachment shall expire no later than the date on which the Lease (as defined below) expires or is terminated unless the same has been replaced with another Lease, and provided further that it is understood that AT&T shall have no obligation to renew, extend, keep in effect or replace the Lease. Billing, with respect to each site, begins as of the date of physical completion of server deployment and connection of the server to AT&T's network ("Implementation Date"), regardless of when or whether the customer's content has been deployed. The Service Period begins on the Implementation Date.

2.  ABSENCE OF SUPPORT FOR AUTHORING TOOLS OR CONTENT

Customer is solely responsible for creating, updating and maintaining the Content. AT&T will not provide support for use of content authoring tools or other support in connection with the Content of Customer's Web Site.

3.  COLLOCATION SPACE

The services covered by this Attachment may involve the provision to Customer of collated web services ("Collocated Web Services"), which include a AT&T- or customer-owned server or other equipment that is to be collocated on AT&T's premises and which may include use of third party software, hardware or other third party services. The collocation space (the "Space"), which is in premises that may be leased by AT&T, is described on Exhibit A. If Customer has elected to do so, AT&T agrees to allow Customer to place certain equipment (the "Equipment") as defined in Exhibit A, subject and subordinate to the terms and provisions of the applicable lease or leases (the "Lease") between AT&T or its affiliates and the landlord or landlords of the Space. The Equipment shall be approved by AT&T prior to installation in the Space and shall not exceed the standard dimensions identified in the Price Sheet. Customer hereby accepts the Space in its as is condition and acknowledges that AT&T has no obligation to make alterations, improvements, additions, decorations or changes within the leased premises, Space or any part thereof. In connection with the provision of the Space, AT&T shall provide to Customer the installation services, remote hand services and other space services set forth on Exhibit A hereto. In the event of any taking by eminent domain or damage by fire or other casualty to the leased premises or the Space, Customer shall acquiesce and be bound by any action taken by or agreement entered into between AT&T or its Affiliates and the landlord or landlords with respect thereto.

4.  EQUIPMENT

All right, title and interest in all facilities and associated equipment provided by either party shall at all times remain exclusively with such party. Neither party shall create any liens or encumbrances with respect to such facilities or equipment of the other party. Upon termination of Collocated Web Services, Customer shall as promptly as possible and in any event within 60 days of termination, release to AT&T all IP addresses provided by AT&T in connection with the Collocated Web Services. Upon termination of this Attachment, Customer shall leave the Space in as good condition (except for normal wear and tear) as it was at the commencement of this Attachment, and shall remove its Equipment and other property from the Space. Upon sixty (60) days' prior written notice or, in the event of an emergency, with as much notice as may be feasible, AT&T may require Customer at Customers expense to relocate the Equipment within the leased premises, provided, however, that the site of relocation shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. AT&T shall use reasonable efforts to maintain the Collocated Web Services in accordance with applicable performance standards therefor and to obtain and keep in effect all rights of way required to provide the Collocated Web Services. AT&T shall have no responsibility for the hardware maintenance and repair of, or any liability of any kind with respect to, facilities and equipment which it does not furnish, and may assess Customer its standard charge for any false call outs.

5.  INDEMNIFICATION

Without limitation of any other provision of the Agreement, Customer hereby agrees to indemnify and hold harmless AT&T against any and all liabilities, costs, expenses and claims relating to (i) Customers unlawful or improper use of the Collocated Web Services, the Space or lease premises or the AT&T network,
(ii) Customers failure to comply with the terms and provisions of the Agreement, including without limitation this Attachment, or (iii) property damage or personal injury claims caused by Customer's acts or omissions or arising from its operation of its Equipment or its use of the Space or the leased premises.

6.  ACCESS

As part of the covered services, Customer is granted access into AT&T's Space. Customer shall at all times use care when working in and around AT&T's or other Customer's equipment. AT&T, at its sole discretion, may grant Customer use of an access card. In the event such a card is lost or stolen, Customer shall so report to AT&T as soon as its loss is discovered. A lost or stolen access card is replaceable upon payment of a replacement fee to AT&T.

7.  INTERNET SERVER AVAILABILITY

Under the AT&T Internet Server Availability Guarantee Program, AT&T Level 2 Dedicated Hosting Service Customers have the confidence that their Web Site will be accessible by end users of the global Internet, subject to the program rules and regulations set forth below.

If an AT&T-hosted Customer reports that an end user has been unable to access their Web Site due to the unavailability of the AT&T content hosting production web server, the Customer will be eligible to receive a credit against his/her hosting Monthly Service Fee incurred during the affected month as specified below, subject to the program rules and regulations set forth below.

Interruptions of [***]

   ------------------------------------ --------------
   Interruption Length                  Credit

   ------------------------------------ --------------
   [***]                                [***]
   ------------------------------------ --------------
   [***]                                [***]
   ------------------------------------ --------------
   [***]                                [***]
   ------------------------------------ --------------
   [***]                                [***]
   ------------------------------------ --------------
   [***]                                [***]
   ------------------------------------ --------------

[***].


Program rules and regulations:

1.  Claims may be made only by participating AT&T Hosting Service Customers.

2. An outage under this limited guarantee is defined as unscheduled unavailability of an AT&T Hosting Server and does not include outages for scheduled periods of maintenance and upgrades. Notice of a scheduled outage may be given by posting of the notice on the applicable customer care website for the service.

3. Web server availability only applies to content hosting servers used for hosting Customer's Web Site. It does not apply to servers used to provide services other than this Hosting Service, including without limitation transaction service servers or AT&T Internet mail servers.



[***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     AT&T MA Reference No.______

                     AT&T Dedicated Hosting Service Level 2

4. AT&T must be notified in writing of a claim by a Customer within 10 days of an occurrence of a possible Service outage. Customer claims must be sent to the e-mail address attsupport@cerf.net or as otherwise specified in the web site provided by AT&T for customer support. All submitted claims must include the date and time of the Service outage.

5.  All claims are subject to review and verification by AT&T.

6. AT&T will be the sole party to verify and determine that an AT&T Hosting Server experienced an outage.

7. A Customer may only receive credits equal to up to [***] AT&T Hosting Service Fee during any calendar quarter. A Customer will not receive a credit for AT&T Web Hosting Nonrecurring Charges, other recurring monthly charges, or charges related to storage space and data download by users.

8. AT&T reserves the right to change or modify the program rules and regulations or discontinue this limited guarantee program at any time without notice.

9. Credits are exclusive of any applicable taxes charged to Customer of collected by AT&T.

This limited guarantee is subject to the applicable AT&T Hosting Service terms and conditions set forth in the AT&T Web Site Services Attachment to which the Attachment is appended.



[***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     AT&T MA Reference No.______

                     AT&T Dedicated Hosting Service Level 2

                                    EXHIBIT A
                         REMOTE HANDS - TERMS OF SERVICE

1.  Remote Hands Services.

Customer has, pursuant to this Attachment, located certain equipment on AT&T premises (the "Premises"), and may from time to time request that AT&T perform certain basic services with respect to such equipment. Such services (herein referred to as "Remote Hands Services") offer an opportunity for the Customer to avoid dispatching field services personnel for certain basic on-site activity.

2.  Levels of Service.

Remote Hands Services include 3 levels of service, as follows:

Remote Hands Class A, provided at no additional cost, involves the most basic activities of an on-site technician, performed with "eyes," "ears" and "fingers," but without involvement of tools, equipment, physical labor, keyboard or other data input. Examples of Class A service would include:

    -   pushing a button
    -   switching a toggle
    -   setting a dip switch
    -   power cycling (turning off and on) equipment
    -   securing cabling to connections
    - observing, describing or reporting on indicator lights or display information on machines or consoles
    -   basic observation and reporting on local environment in AT&T premises

Remote Hands Class B, provided in accordance with the fee(s) set forth in the Price Schedule, involves all the services of Class A, plus some configuration or running of certain basic operations pursuant to real-time instructions of Customer. This level of service does not involve opening or moving equipment or any direct hardware or software interaction. Examples of Class B services would include:

    -   running single, built-in diagnostic equipment
    -   typing commands on a keyboard console
    -   changing of pre-labeled tapes
    -   cable organization, ties or labeling
    -   modifying basic cable layout, such as Ethernet or FDDI connections
    -   re-labeling equipment

Remote Hands Class C, provided in accordance with the fee(s) set forth in the Price Schedule, involves all the services of Class B, plus direct contact with equipment configuration, including hardware and software interaction, provided Customer provides accurate, understandable real-time instructions. Examples of Class C services would include:

    -   installation of previously received equipment in existing track space
    -   replacing hardware components with spares of upgrades
    -   adding memory
    - upgrading drive capacity by installation of new or additional disk drives

AT&T shall, in its own reasonable discretion, determine the appropriate Level of Remote Hands to which each service request applies.

Remote Hands Services may be purchased on a per hour basis as needed, or on a monthly basis under contract. Customer will be billed for services rendered along with Customer's monthly service invoice.

3.  Request Procedure.

Customer shall initiate a Remote Hands Service request by following the procedure set forth in the Configuration Review Form (CRF) provided to Customer, as such procedure may be modified by notice to Customer by AT&T from time to time. Each service request requires a separate initiation by the Customer, by fax, e-mail or other writing if possible. Each request from a Customer which has not elected a contract option shall require an original signed request from a previously authorized Customer representative. In cases of emergency, a signed facsimile transmission service request followed by a signed original is acceptable. AT&T's technicians will use reasonable efforts to respond to a Customer request for Remote Hands Service by telephone or electronic communication within 30 minutes of receipt of the initial Customer's request. AT&T's technician will assign a Trouble Ticket and will use reasonable efforts to commence the rendering of the service within the time window specified below from the point of assignment of the Trouble Ticket.

    ----------------------- --------------------------
         AT&T PREMISE          SERVICE INITIATION
                                     WITHIN:
    ----------------------- --------------------------
    San Diego, 9850         1 hr.
    Scranton Road
    ----------------------- --------------------------
    New York, 67 Broad      1 hr.
    Street
    ----------------------- --------------------------

4.  No Warranty/Limitation on Damages.

Customer acknowledges that AT&T will provide Remote Hands Services under Customer's specific direction. AT&T DOES NOT OFFER OR PROVIDE (AND HEREBY DISCLAIMS) ANY WARRANTY WITH RESPECT TO REMOTE HANDS SERVICES. NOTWITHSTANDING ANYTHING CONTAINED IN THE AGREEMENT TO THE CONTRARY, THE REMOTE HANDS SERVICES ARE PROVIDED ON AN "AS IS" BASIS. AT&T SHALL NOT BE LIABLE IN ANY WAY WHATSOEVER FOR ANY DIRECT OR INDIRECT LOSS, COST OR DAMAGE CUSTOMER MAY INCUR IN CONNECTION WITH AT&T PROVIDING OR FAILING TO PROVIDE THE REMOTE HANDS SERVICES TO CUSTOMER.

5.  Indemnity.

Customer will at all times defend, indemnify and hold harmless AT&T from and against any and all damages, liabilities, losses, penalties, interest and other expenses (including, without limitation, reasonable attorney's fees), whether or not arising out of or relating to any third party claims, and regardless of the form of action, whether in contract, tort, strict liability or otherwise, concerning AT&T's provision of the Remote Hands Services to Customer.



[***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     AT&T MA Reference No.______

                     AT&T Dedicated Hosting Service Level 2

                                    EXHIBIT B
                         SERVICE COMPONENTS AND PRICING

    Exhibit B specifies the AT&T Dedicated Hosting Service hardware and hardware components, along with one-time service set-up fees, recurring service fees, and standard charges for other services which may be requested from time to time under the terms of this Attachment.

SECTION 1: Standard Service Fees

Standard fees include recurring and non-recurring charges. Non-recurring charges are for site set-up, which includes hardware and software installation, configuration and testing, and Remote Hands Service, which may be requested by Customer as needed during the term of this Attachment.

Table 1. Non-Recurring Charges.

------------------------------------------ ------------
Basic Site Registration/Set-up Charge(1)   [***]

------------------------------------------ ------------
On-demand Remote Hands Service(2)
  Class A                                   [***]
  Class B                                   [***]
  Class C                                   [***]
------------------------------------------ ------------
Table 2.  Recurring Charges (per
month).(3)(4)(5)
------------------------------------------ ------------
Bandwidth(6)
  0.5 Mbps                                 [***]
  1 Mbps additional bandwidth up to a      [***]
  total of 3.5 Mbps
------------------------------------------ ------------
Maintenance, Monitoring, Power and         [***]
Standard Rack Space (per server)
--------------------- --------- ---------- ------------
Contracted Remote     Hours     Class B    Class C
Hands Service         per
                      month
                      --------- ---------- ------------
                      [***]     [***]      [***]

                      [***]     [***]      [***]

                      [***]     [***]      [***]

--------------------- --------- ---------- ------------

SECTION 2: Quoted Service Fees

Service fees are quoted for each contract for the following components:
Lease:  Rental of equipment and software provided by AT&T.
Rack Space:  Non-standard rack space.
Additional Installation and Set-up fees: Installation and set-up of more than one server system and of software.(7)

Bandwidth Options: Bandwidth values other than those described in SECTION 1:
Standard Service Fees, rate shaping and bursting options.

Detailed information about quoted charges, including descriptions and itemized pricing, is specified below in SECTION 3: Services and Fees.



[***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     AT&T MA Reference No.______

                     AT&T Dedicated Hosting Service Level 2

SECTION 3:  Services and Fees

Table 3. Detailed Charges for Hardware. Detailed description of hardware to be provided with charges for installation and monthly rental (if applicable).

-------------------------------------------------------
Description:   [***];
-------------------------------------------------------
[***];
[***]
[***]
[***]
[***]
[***]
-------------------------------------------------------
                    Amount     Comments/Additional
                               Information
---------------- ------------- ------------------------
Installation/Set-up    [***]   [***]

Monthly Fee            [***]
---------------- ------------- ------------------------

Table 4. Detailed Charges for Software. Detailed description of software to be provided with charges for installation and monthly rental (if applicable).

-------------------------------------------------------
Description:  N/A
-------------------------------------------------------
                    Amount     Comments/Additional
                               Information
---------------- ------------- ------------------------
Installation/Set-up [***]      N/A

Monthly Fee         [***]      N/A
---------------- ------------- ------------------------

Table 5. Detailed Charges for Additional Features and Services. Detailed description of any additional features or services with charges for installation and any monthly charge.

-------------------------------------------------------
Description:  N/A
-------------------------------------------------------
                    Amount     Comments/Additional
                               Information
---------------- ------------- ------------------------
Installation/Set-up [***]      N/A

Monthly Fee         [***]      N/A
---------------- ------------- ------------------------

SECTION 4:  Summary of Charges

This detailed itemization will constitute the Customer ordered and agreed to equipment, software components and configurations.

AT&T Dedicated Hosting Service Level 2 includes four key elements plus an installation fee. These elements are combined as required to build the Customer's customized server configurations:

B:  Ethernet connection unit to a cluster of maximum three (3) servers.

L:  Lease of certified Sun or Compaq computers (optional) plus software.

M:  OS maintenance, performance monitoring, per server.

R: Rack space (required for servers exceeding the standard four (4) inch height).

Table 6. Service Elements Ordered. Summary of total charges by Element, plus Total Installation charge.

---------- --------- ----------------------------------
 Element    Amount   Description/Comments and
                     Additional Information
---------- --------- ----------------------------------
B          $ [***]   [***].
---------- --------- ----------------------------------
L            [***]
---------- --------- ----------------------------------
M          $ [***]   [***]
---------- --------- ----------------------------------
R          $ [***]   [***]
---------- --------- ----------------------------------
Install    $ [***]   [***].
---------- --------- ----------------------------------

-------------------------------------------------------
TOTAL INSTALLATION FEE       [***]      Customer is
                                        responsible
                                        for
                                        installation
                                        and content
                                        management.

---------------------------- ---------- ---------------
TOTAL MONTHLY SERVICE FEE    [***]
---------------------------- ---------- ---------------

Prices shown are for U.S. only and are subject to change on sixty days notice. Every effort has been made to ensure that the information is complete and accurate; however, AT&T is not responsible for typographic errors or omissions. As prices change, the most current prices will be reflected in on-line HELP. AT&T and AT&T and the Globe Design are registered trademarks and service marks of AT&T Corp. Any other marks may be proprietary marks of one or more third parties. (C) 1998 AT&T. All Rights Reserved. Printed in the U.S.A.

--------
(1) Includes vanity domain name registration (2 years) and set-up, installation and testing of hardware and standard software for a single server system.

(2) Refer to Exhibit A for a Remote Hands Services.

(3) Minimum term commitment of 1 year. Except as specified below, in the event of early cancellation of service, the Customer is responsible for payment of the remaining portion of the term commitment in full and is not eligible for a refund of any fees. In the event of a notice of price increase of the monthly Base Rate of [***] or more, the Customer may cancel Service with no cancellation penalty by providing written notice of cancellation within [***] following the date of notice of such price increase. In the event of a notice of price increase of any of the software options noted above of [***] or more, the Customer may cancel the affected optional feature with no cancellation penalty by providing written notice of cancellation of such feature with no cancellation penalty by providing written notice of cancellation of such feature within [***] following the date of notice of such price increase.

(4) [***]. Registration and monthly charges accrue upon physical completion of server deployment and connection of the server to AT&T's network regardless of when or whether the Customer" content has been deployed. Customer is responsible for content installation and management.

(5) The AT&T Dedicated Hosting Service Level 2 does not include inbound e-mail or Internet access capabilities, which are the responsibility of the Customer to obtain.

(6) Standard bandwidth must be ordered with no more than three (3) 1 Mbps increments for each 0.5 Mbps. Charges for non-standard bandwidth and bursting, if applicable, will be specified in Section 3 of this Exhibit B.

(7) See Note 1 above. Additional charges apply when more than one server is ordered, and for any software which AT&T deems not to be a part of its standard configuration.



[***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     AT&T MA Reference No.______

                     AT&T Dedicated Hosting Service Level 2



             ADDENDUM TO DEDICATED HOSTING SERVICE LEVEL 2 AGREEMENT

This Addendum, effective as of the date of the last signature herein to the AT&T Dedicated Hosting Service Level 2 Agreement ("Agreement") between Artist Direct ("Customer") and AT&T Corporation ("Provider") dated on or about April 16, 1999, is hereby incorporated with reference to the following:

                                   WITNESSETH:

Whereas, Customer agrees to amend the define certain obligations of the parties hereto pursuant to the Agreements.

Whereas, Provider agrees to amend and define certain obligations of the parties hereto pursuant to the Agreements.

Whereas, Customer and Provider agree to amend certain obligations and incorporate this Amendment as expressed and set forth.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein the parties agree as follows:

The Agreement is amended as follows:

1. Add into Section (4) under EQUIPMENT: the language "False Call Out services are determined when contracted client asks AT&T to provide services and then realizes that the request for services were not required at all. Therefore AT&T will bill contracted client for False Call Out services as Remote Hands Class B services. The prices for Remote Hands Class B services are noted in Exhibit B "Service Components and Pricing" of the AT&T Dedicated Hosting Service Level 2 agreement."

2. Delete from Section (5) under INDEMNIFICATION (ii): the language "Customers failure to comply with the terms and provisions of the Agreement, including without limitation this Attachment, or" and insert in its place, "Customer's failure to comply with the material terms and provisions of the Agreement, including without limitation this Attachment."

3. Add into Section (5) under INDEMNIFICATION: the language "In the event that the Service fails to perform as otherwise warranted hereunder, solely as a result of the calendar change from year 1999 to the 2000, or solely as a result of a calculation made through use of such service which involve dates after December 31, 1999, and not as a result of use of the Service with services, products, data or systems that themselves fail to function properly because of such date change or calculation, then AT&T will take reasonable steps to correct any such failure of the Service, at no additional charge to Customer, as Customer's exclusive remedy."

4. Delete from Section (6) under ACCESS the fifth sentence: the language "A lost or stolen access card is replaceable upon payment of a replacement fee to AT&T." and insert in its place, "A lost or stolen access card is replaceable upon payment of a reasonable replacement fee to AT&T.".

5. Add into Section (7) under INTERNET SERVER AVAILABILITY: the language "AT&T/CERFnet Dedicated Hosting Services' national availability percentage is [***], which equates to [***]. This includes scheduled downtime.

    The following is AT&T/CERFnet's standard Service Level Agreement based on server availability:

    -   All measurements are based on a thirty (30) day measurement period.

    - Server availability of [***], which equates to [***] per month of down-time. This downtime will include scheduled and unscheduled maintenance windows.

    - Mean time to respond - [***]. This means any customer calls that are not answered directly will receive a call back within [***] of the time their message is recorded.

    - Mean time to restore - [***]. This mean that any server outage will be resolved and the service will be brought back on-line within [***].

    - Mean time to repair - [***]. This means that the cause of the server outage will be corrected within [***].

    Scheduled Maintenance and Notification Procedure.
    AT&T/CERFnet will use commercially reasonable efforts to provide advance notice to Customer."


                                AT&T PROPRIETARY
[***] Confidential treatment has been requested for the bracketed portion. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     AT&T MA Reference No.______

                     AT&T Dedicated Hosting Service Level 2

6. Delete from Footnote (3) in the third sentence: the language "In the event of a notice of price increase of the Monthly Base Rate of 10% or more, the Customer may cancel Service with no cancellation penalty by providing written notice of cancellation within 60 days following the date of notice of such price increase."

All other Terms and Conditions pursuant to the Agreement shall remain in full force and effect.

The parties have caused this Amendment to be executed by duly authorized representatives as indicated hereinbelow.

        AT&T CORPORATION                  ARTIST DIRECT

Name:                                     Name:   Marc Geiger
    -------------------------------           ----------------------------------
Title:                                    Title:  Co. CEO
     ------------------------------            ---------------------------------
Signature:                                Signature: /s/ MARC GEIGER
         --------------------------                -----------------------------
                                                    Marc Geiger
Date:                                     Date:   4/17/99
    -------------------------------           ----------------------------------


Addendum to AT&T Dedicated Hosting Serviced Level 2 Agreement, Dated April 15, 1999